Accumulated Other Comprehensive Income (Loss) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Accumulated Other Comprehensive Income (Loss)
Net unrealized loss on securities available-for-sale	$ (8,922)	$ (10,984)
Net unrealized loss for funded status of defined benefit plan liability	(543)	(835)
Accumulated other comprehensive income (loss), before taxes, total	(9,465)	(11,819)
Tax effect	1,987	2,483
Net-of-tax amount	$ (7,478)	$ (9,336)